NCNB CORPORATION AND DESIGNATED SUBSIDIARIES

                        SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                 (as amended and restated effective November 1, 1987)

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                                  TABLE OF CONTENTS



          ARTICLE I      NAME AND PURPOSE

               Section 1.1   Name.................................   2
               Section 1.2.  Purpose..............................   2

          ARTICLE II     CONSTRUCTION, DEFINITIONS AND APPLICABLE LAW

               Section 2.1.  Construction and Definitions.........   2
               Section 2.2.  Applicable Law.......................  15

          ARTICLE III    PARTICIPATION

               Section 3.1.   General.............................  15
               Section 3.2.   Eligibility.........................  16

          ARTICLE IV     BENEFITS

               Section 4.1.  General..............................  16
               Section 4.2.  Normal Retirement....................  17
               Section 4.3.  Early Retirement.....................  17
               Section 4.4.  Delayed Retirement...................  18
               Section 4.5.  Disability...........................  19
               Section 4.6.  Death................................  21
               Section 4.7.  Adjustment in Benefits...............  25
               Section 4.8.  Special Benefit......................  27
               Section 4.9.  Beneficiary or Beneficiaries.........  28

          ARTICLE V      PLAN COMMITTEE

               Section 5.1.   Appointment, Term of Office and
                                Vacancy...........................  30
               Section 5.2.   Organization of Plan Committee......  30
               Section 5.3.   Powers of the Plan Committee........  30
               Section 5.4.   Expenses of Plan Committee..........  31

          ARTICLE VI     AMENDMENT AND TERMINATION

               Section 6.1.   Amendment of the Plan...............  31
               Section 6.2.   Termination of Plan.................  31
               Section 6.3.   Effective Date and Procedure for
                                Amendment or Termination..........  32
               Section 6.4.   Effect of Amendment or Termination
                                on Certain Benefits...............  32

          ARTICLE VII    MISCELLANEOUS

               Section 7.1    Adoption by a Subsidiary
                                Corporation.......................  33
               Section 7.2    Authorization and Delegation to
                                the Compensation Committee........  33

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               Section 7.3.   Spendthrift Clause..................  34
               Section 7.4.   Benefits Payable From General
                                Assets of the Participating
                                Employers.........................  34
               Section 7.5.   Allocation of Costs of Benefits
                                Among the Participating Employers.  35
               Section 7.6.   Benefits Limited to the Plan........  35

          ARTICLE VIII        CLAIMS PROCEDURE

               Section 8.1.   Claims Procedure....................  35

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                     NCNB CORPORATION AND DESIGNATED SUBSIDIARIES
                        SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                 (as amended and restated effective November 1, 1987)

               WHEREAS, the NCNB Corporation and Designated Subsidiaries

          Supplemental Executive Retirement Plan (the "Plan") is currently set forth in an instrument of NCNB Corporation and certain of its subsidiaries (the "Participating Employers") dated October 23,

          1985; and

               WHEREAS, in the opinion of the Participating Employers, the

          Plan should be amended to (i) provide effective January 1, 1989 the full target benefit under the Plan upon a Participant's attaining age sixty (60) and completing twenty (20) years of

          "Creditable Service" under the Plan and (ii) revise and clarify effective November 1, 1987 certain provisions of the Plan related to "Disability Retirement" to reflect the adoption of the NCNB

          Corporation Long Term Disability Plan; and

               WHEREAS, such amendments can best be made by restating the

          Plan in its entirety; and

               WHEREAS, in Section 6.1 of the Plan the Participating

          Employers under the Plan have reserved the right to amend the

          Plan at any time by resolution of the Compensation Committee of the Board of Directors of NCNB Corporation; and

               WHEREAS, the execution of this instrument has been

          authorized and approved by the Compensation Committee and the

          Board of Directors of NCNB Corporation;

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              NOW, THEREFORE, NCNB Corporation does hereby declare that

          the NCNB Corporation and Designated Subsidiaries Supplemental

          Executive Retirement Plan is amended and restated effective as of

          November 1, 1987 to read as follows:

                                      ARTICLE I

                                   NAME AND PURPOSE

               Section 1.1.   Name.  The Plan shall be known as the "NCNB

          Corporation and Designated Subsidiaries Supplemental Executive

          Retirement Plan."

               Section 1.2.   Purpose.  The purpose of the Plan is to

          provide certain Employees of the Participating Employers who are designated as Participants in this Plan with certain benefits in accordance with the provisions of the Plan.

                                      ARTICLE II

                     CONSTRUCTION, DEFINITIONS AND APPLICABLE LAW

               Section 2.1.   Construction and Definitions.

               (a)  Construction.  Article, section and paragraph headings have been inserted for convenience of reference only in the Plan and are to be ignored in any construction of the provisions hereof.  If any provision of the Plan shall for any reason be invalid or unenforceable, the remaining provisions shall

          nevertheless be valid, enforceable and fully effective.

               (b)  Definitions.  Whenever used in the Plan, unless the

          context clearly indicates otherwise, the following terms shall have the following meanings:

                    (1)  Assumed Retirement Benefit means, with

               respect to a Participant as of any date, the sum of

               annual benefits, if any, which would have been payable

               to such Participant as of such date under the

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               Retirement Plan and the ERISA Supplemental Plan

               assuming for such purpose

                         (A)  in the case of a married Participant,

                    that the Participant had elected to receive such

                    benefits in the form of a "modified joint and

                    survivor annuity" with the survivor annuity for

                    such Participant's spouse being equal to seventy-

                    five (75%) of the benefit payable during the joint

                    lives of the Participant and such spouse; and

                         (B)  in the case of an unmarried Participant,

                    that the Participant had elected to receive such

                    benefits in the form of a "ten-year certain and

                    life annuity."

               The foregoing assumptions are made solely for the

               purpose of determining the benefits, if any, payable

               under this Plan, and such assumptions shall be applied

               regardless of the actual method of payment used to

               provide such Participant's benefits under the

               Retirement Plan or the ERISA Supplemental Plan.

                    (2)  Base Salary means, with respect to a Partici-

               pant, the "base salary" payable to such Participant

               from time to time as remuneration for hours of

               employment by a Participating Employer determined

               without regard to (i) any deferrals pursuant to the

               Deferred Compensation Plan, (ii) any salary reduction

               pursuant to the Flexible Benefits Plan, and (iii) any

               salary reduction pursuant to the Thrift Plan.

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                    (3)  Beneficiary means the person(s) or

               entity(ies) designated by a Participant or the

               provisions of the Plan to receive such benefits as may

               become payable to such person(s) or entity(ies) in

               accordance with the provisions of the Plan.

                    (4)  Bonus(es) means, with respect to a Partici-

               pant, any bonus(es) payable to such Participant

               pursuant to

                         (A)  the Management Incentive Compensation

                    Plan, and

                         (B)  any other similar incentive compensation

                    plan of the Participating Employers approved for

                    purposes of this Plan by the Compensation

                    Committee

               determined without regard to any deferrals pursuant to

               the Deferred Compensation Plan.

                    (5)  Child or Children means, with respect to a

               Participant, each child born to or "adopted" by such

               Participant.  A person shall be considered "adopted" if

               adopted for life and either (i) the final order of

               adoption has been entered or (ii) the adoption proceed-

               ing has been instituted and the adopted person is in

               the custody and possession of the adoptive parent(s)

               and final decree is entered within a period not to

               exceed three (3) years after the date of the

               institution of said adoption proceeding.

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                    (6)  Claim means a claim for benefits under the

               Plan.

                    (7)  Claimant means a person making a Claim.

                    (8)  Compensation means, with respect to a

               Participant, the Base Salary and Bonus(es), if any,

               payable to such Participant from time to time by a

               Participating Employer.  Compensation shall not include

                         (A)  awards, overtime pay, shift premium, or

                    other incentive compensation or extra or special

                    remuneration of any kind which is not a Bonus;

                         (B)  any other sums paid by the Participating

                    Employers on account of any health, welfare or

                    group insurance benefits (exclusive of sick pay),

                    including "Basic Employer Contributions" under the

                    Flexible Benefits Plan, or on account of reim-

                    bursement of relocation expenses, regardless of

                    whether such sums are taxable income to the

                    Participant; or

                         (C)  any compensation pursuant to any other

                    employee benefit plan, including without

                    limitation any sums selected to be received in

                    cash pursuant to any such plan.

               Amounts of Base Salary or Bonus(es) which are deferred

               pursuant to the Deferred Compensation Plan or the

               subject of salary reduction pursuant to the Flexible

               Benefits Plan or the Thrift Plan shall be treated as

               Compensation for purposes of this Plan for the calendar

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               year in which such amount would have been otherwise

               paid to a Participant by a Participating Employer but

               for such deferral or salary reduction.

                    (9)  Compensation Committee means the Compensation

               Committee of the Board of Directors of NCNB

               Corporation.

                    (10) Creditable Service means, with respect to a

               Participant as of any date, the sum of (A) and (B)

               where

                         (A) is such Participant's months of "Credit-

                    able Service" as of such date determined in accor-

                    dance with the provisions of the Retirement Plan;

                    and

                         (B) is such additional number of months, if

                    any, determined in the sole and exclusive discre-

                    tion of the Compensation Committee at the time

                    such Participant commences participation in the

                    Plan.

                    (11) Deferred Compensation Plan means the NCNB

               Corporation and Designated Subsidiaries Deferred

               Compensation Plan for Key Employees, as amended from

               time to time.

                    (12) Delayed Retirement means, with respect to a

               Participant, such Participant's separation from Service

               after the Plan Year in which such Participant attains

               the Normal Retirement Age.

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                    (13) Delayed Retirement Benefit means, with

               respect to a Participant, an annual amount equal to (A)

               minus (B) where

                         (A) is such Participant's Target Retirement

                    Benefit (computed on the basis of such Partici-

                    pant's Final Average Compensation at the time such

                    Participant attained the Normal Retirement Age);

                    and

                         (B) is the sum of such Participant's (i)

                    Assumed Retirement Benefit and (ii) Social

                    Security Benefit.

                    (14) Disability means, with respect to a Partici-

               pant, "Disability" as defined in the Long Term

               Disability Plan.

                    (15) Disabled means, with respect to a

               Participant, "Disabled" as defined in the Long Term

               Disability Plan.

                    (16) Early Retirement means:

                         (A)  from and after the Effective Date and

                    prior to January 1, 1989, a Participant's separa-

                    tion from Service (i) after having attained age

                    fifty-five (55) and having completed at least one

                    hundred eighty (180) months of Creditable Service,

                    or (ii) after having attained age sixty-two (62);

                    and

                         (B)  from and after January 1, 1989, a

                    Participant's separation from Service (i) after

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                    having attained age fifty-five (55) and having

                    completed at least one hundred eighty (180) months

                    of Creditable Service, (ii) after having attained

                    age sixty (60) and having completed at least two

                    hundred forty (240) months of Creditable Service,

                    or (iii) after having attained age sixty-two (62).

                    (17) Early Retirement Benefit means:

                         (A)  from and after the Effective Date and

                    prior to January 1, 1989 with respect to a

                    Participant eligible for Early Retirement, an

                    annual amount equal to (i) minus (ii) where

                              (i)  is such Participant's Target
                         Retirement Benefit reduced by one-three
                         hundred sixtieth (1/360) for each of the first twenty-four (24) months and one-one hundred eightieth (1/180) for each additional month in excess of twenty-four (24) months that the date such Participant commences receiving such Participant's Early Retirement Benefit precedes the month in which such Participant would have attained age sixty-two (62); and

                              (ii) is the sum of such Partici-
                         pant's (1) Assumed Retirement Benefit
                         and (2) Social Security Benefit; and

                         (B)  from and after January 1, 1989 with respect

                    to a Participant eligible for Early Retirement

                              (i)  who has attained age sixty-two
                         (62) or who has attained age sixty (60)
                         and completed at least two hundred forty
                         (240) months of Creditable Service, an
                         annual amount equal to (aa) minus (bb)
                         where

                                   (aa) is such Participant's Target
                              Retirement Benefit; and

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                                   (bb) is the sum of such Partici-
                              pant's (1) Assumed Retirement Benefit
                              and (2) Social Security Benefit; and

                              (ii) who has not attained age sixty-two
                         (62) or who has not attained age sixty (60) and completed at least two hundred forty
                         (240) months of Creditable Service, an annual amount equal to (aa) minus (bb) where

                                   (aa) is such Participant's Target
                              Retirement Benefit reduced by one-three
                              hundred sixtieth (1/360) for each of the first twenty-four (24) months and one-one hundred eightieth (1/180) for each additional month in excess of twenty-four (24) months that the date such Participant commences receiving such Participant's Early Retirement Benefit precedes the month in which such Participant would have attained age sixty-two (62); and

                                   (bb) is the sum of such Partici-
                              pant's (1) Assumed Retirement Benefit
                              and (2) Social Security Benefit.

                    (18) Effective Date means, with respect to the Plan,

               October 23, 1985.

                    (19) Eligible Spouse means, with respect to a deceased

               Participant, the person, if any, who was married to such

               deceased Participant throughout the entire one (1) year

               period ending on the date of such deceased Participant's

               death.

                    (20) Employee means a person employed by any of the

               Participating Employers.

                    (21) ERISA Supplemental Plan means the NCNB Corporation

               and Designated Subsidiaries Supplemental Retirement Plan, as

               amended from time to time.

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                    (22) Family Death Benefit means, with respect to a

               deceased Participant, an annual amount equal to (A) minus

               (B) where

                         (A)  is thirty percent (30%) of such deceased

                    Participant's Final Average Compensation, and

                         (B)  is the sum of such Participant's (i) Retire-

                    ment Plan Death Benefit and (ii) Social Security

                    Benefit.

                    (23) Family Death Benefit Termination Date means, with

               respect to a deceased Participant, the date determined as

               follows:

                         (A)  if the deceased Participant is survived by an

                    Eligible Spouse, the date of the last to occur of the

                    following

                              (i)  the death of such surviving
                         Eligible Spouse, or

                              (ii) the attainment of age twenty-one
                         (21) by the last Child of such deceased
                         Participant to attain such age or, if
                         earlier, the death of the last Child of such deceased Participant; or

                         (B)  if the deceased Participant is not

                    survived by an Eligible Spouse, the date of the

                    attainment of age twenty-one (21) by the last

                    Child of such deceased Participant to attain such

                    age or, if earlier, the date of the death of the

                    last Child of such deceased Participant.

                    (24) Final Average Compensation means, with

               respect to a Participant as of any determination date,

               the average of the annual Compensation paid to such

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               Participant during the five (5) calendar years of

               highest Compensation (which calendar years need not be

               consecutive) during the ten (10) calendar years next

               preceding the earlier to occur of

                         (A)  the calendar year in which such

                    Participant attains the Normal Retirement Age; or

                         (B)  such Participant's separation from

                    Service,

               to be determined by dividing the aggregate Compensation

               received by the Participant during the appropriate five

               (5) calendar years by five (5).  If a Participant has

               completed less than five (5) calendar years of Service

               as hereinabove provided, such Participant's Final

               Average Compensation shall be determined by dividing

               the aggregate Compensation received by the Participant

               during said calendar years by the number of such calen-

               dar years.

                    (25) Flexible Benefits Plan means the NCNB

               Corporation and Designated Subsidiaries Flexible

               Benefits Plan, as amended from time to time.

                    (26) Joint and Seventy-Five Percent (75%) Annuity

               means an annuity for the life of a Participant with a

               survivor annuity for the life of such Participant's

               spouse which is seventy-five percent (75%) of the

               amount of the annuity payable during the joint lives of

               the Participant and such Participant's spouse.

                    (27) Long Term Disability Plan means the NCNB

               Corporation Long Term Disability Plan, as amended from

               time to time.

                    (28) Long Term Disability Plan Benefit means, with

               respect to a Participant, the annual amount of benefits

               payable to a Disabled Participant from time to time

               pursuant to the provisions of the Long Term Disability

               Plan.

                    (29) Management Incentive Compensation Plan means

               the NCNB Corporation Management Incentive Compensation

               Plan, as amended from time to time.

                    (30) Normal Retirement means, with respect to a

               Participant, such Participant's separation from Service

               after attainment of the Normal Retirement Age.

                    (31) Normal Retirement Age means, with respect to

               a Participant, the attainment of age sixty-five (65).

                    (32) Normal Retirement Benefit means, with respect

               to a Participant, an annual amount equal to (A) minus

               (B) where

                         (A)  is such Participant's Target Retirement

                    Benefit; and

                         (B)  is the sum of such Participant's (i)

                    Assumed Retirement Benefit and (ii) Social

                    Security Benefit.

                    (33) Participant means an Employee who has been

               designated a Participant in the Plan as provided in

               Section 3.2 of the Plan.

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                    (34) Participating Employers means:

                         (A)  NCNB Corporation, a North Carolina

                    corporation;

                         (B)  the following Subsidiary Corporations of

                    NCNB Corporation:

                              (i)  NCNB National Bank of North
                         Carolina, a national banking association;

                              (ii) NCNB South Carolina, a South
                         Carolina corporation; and

                         (C)  those Subsidiary Corporations of NCNB

                    Corporation which in the future adopt the Plan pursuant

                    to the provisions of Section 7.1 hereof.

                    (35) Plan means the NCNB Corporation and Designated

               Subsidiaries Supplemental Executive Retirement Plan, as

               amended from time to time.

                    (36) Plan Committee means the committee described in

               Article V hereof.

                    (37) Retirement means, with respect to a Participant,

               such Participant's separation from Service on account of

               such Participant's Normal Retirement, Early Retirement or

               Delayed Retirement.

                    (38) Retirement Plan means the NCNB Corporation and

               Designated Subsidiaries Retirement Plan and Trust, as

               amended from time to time.

                    (39) Retirement Plan Death Benefit means, with respect

               to a deceased Participant, the sum of the annual amount of death benefits, if any, payable from time to time to such

               deceased Participant's surviving spouse pursuant to the provisions of the Retirement Plan and the ERISA Supplemental

               Plan.

                    (40) Service means "Service" as defined in the Retire-

               ment Plan.

                    (41) Social Security Benefit means, with respect to a

               Participant as of any date, such Participant's "Social

               Security Benefit" (expressed as an annual amount) determined as of such date in accordance with the provisions of the

               Retirement Plan (whether or not such Social Security Benefit is used for purposes of determining such Participant's

               benefits under the Retirement Plan).

                    (42) Subsidiary Corporation means

                         (A)  any corporation more than fifty percent (50%)

                    of whose outstanding voting capital stock is owned by

                    NCNB Corporation,

                         (B)  any corporation at least eighty percent (80%)

                    of whose outstanding voting capital stock and at least

                    eighty percent (80%) of each class of whose outstanding

                    non-voting capital stock is owned by a corporation more

                    than fifty percent (50%) of whose outstanding voting

                    capital stock is owned by NCNB Corporation; or

                         (C)  any corporation at least eighty percent (80%)

                    of whose outstanding voting capital stock and at least

                    eighty percent (80%) of each class of whose outstanding

                    non-voting capital stock is owned by a corporation

                    described in subparagraph (B) above.

                    (43) Target Retirement Benefit means, with respect to a

               Participant as of any date, an annual amount equal to the

               product of (A) multiplied by (B) where

                         (A)  is sixty percent (60%) of such Participant's

                    Final Average Compensation; and

                         (B)  is a fraction [not exceeding one (1)], the

                    numerator of which is the Participant's months of

                    Creditable Service as of such date, and the denominator

                    of which is one hundred eighty (180).

                    (44) Ten-Year Certain and Life Annuity means a monthly

               amount payable to a Participant beginning on the date bene-

               fits are to commence under the Plan and continuing on the

               last day of each calendar month thereafter for one hundred twenty (120) consecutive calendar months certain and

               thereafter on the last day of each calendar month until the death of such Participant and providing that in the event

               that such Participant shall die prior to the expiration of the one hundred twenty (120) month-certain period, payments for the remainder of such period shall be made to such

               Participant's Beneficiary.

                    (45) Thrift Plan means the NCNB Corporation and Desig-

               nated Subsidiaries Stock/Thrift Plan and Trust, as amended from time to time.

               Section 2.2  Applicable Law.  The Plan shall be construed,

          administered, regulated and governed in all respects under and by the laws of the United States to the extent applicable, and to the extent such laws are not applicable, by the laws of the State of North Carolina.

                                     ARTICLE III

                                    PARTICIPATION

               Section 3.1.  General.  No person shall become a Participant unless or until such person is or becomes an Employee.  In addition, in no event shall any Employee be eligible to partici-

          pate in the Plan prior to the Effective Date of the Plan.

               Section 3.2.  Eligibility.  The Compensation Committee, in

          its sole and exclusive discretion, shall determine which

          Employees shall become Participants.  Designation of Employees as

          Participants shall be made in such manner as the Compensation

          Committee shall determine from time to time.

                                      ARTICLE IV

                                       BENEFITS

               Section 4.1.  General.  In the event a Participant separates from Service on account of Retirement, such Participant shall become entitled to the applicable retirement benefit provided for in Section 4.2, Section 4.3 or Section 4.4.  In addition, such

          Participant shall become entitled to such Participant's special benefit, if any, provided for in Section 4.8.  In the event a

          Participant becomes Disabled prior to the attainment of the

          Normal Retirement Age, such Participant shall become entitled to the benefits, if any, provided for in Section 4.5 and the special benefit, if any, provided for in Section 4.8.  In the event a

          Participant separates from Service on account of death while in

          Service, (i) the benefits, if any, provided for in Section 4.6(c) and (ii) the special benefit, if any, provided for in Section 4.8 shall be paid to the persons or entities entitled to such bene-

          fits.  In the event a Participant separates from Service for a reason other than Retirement or death, then the only benefit payable to such Participant under the Plan shall be the special benefit, if any, provided for in Section 4.8.

               Section 4.2.  Normal Retirement.  Subject to the provisions of Section 4.7 and Article VI, a Participant who separates from

          Service for a reason other than death following the attainment of the Normal Retirement Age and prior to the end of the Plan Year in which such Participant attains the Normal Retirement Age shall become entitled to such Participant's Normal Retirement Benefit.

          If such Participant is unmarried at the time of such

          Participant's separation from Service, such Participant's Normal

          Retirement Benefit shall be payable in the form of a Ten-Year

          Certain and Life Annuity in a monthly amount equal to one-twelfth

          (1/12) of the annual amount of such Participant's Normal

          Retirement Benefit.  If such Participant is married at the time of such Participant's separation from Service, such Participant's

          Normal Retirement Benefit shall be payable in the form of a Joint and Seventy-Five Percent (75%) Annuity in a monthly amount equal to one-twelfth (1/12) of the annual amount of such Participant's

          Normal Retirement Benefit.  A Participant's Normal Retirement

          Benefit shall commence and thereafter be paid at the same time as such Participant's benefits under the Retirement Plan.

               Section 4.3.  Early Retirement.  Subject to the provisions of Section 4.7 and Article VI, a Participant who separates from

          Service for a reason other than death prior to attaining the

          Normal Retirement Age and who is eligible for Early Retirement at the time of such separation from Service shall become entitled to such Participant's Early Retirement Benefit.  If such Participant is unmarried at the time of such Participant's separation from

          Service, such Participant's Early Retirement Benefit shall be payable in the form of a Ten-Year Certain and Life Annuity in a monthly amount equal to one-twelfth (1/12) of the annual amount of such Participant's Early Retirement Benefit.  If such

          Participant is married at the time of such Participant's

          separation from Service, such Participant's Early Retirement

          Benefit shall be payable in the form of a Joint and Seventy-Five

          Percent (75%) Annuity in a monthly amount equal to one-twelfth

          (1/12) of the annual amount of such Participant's Early

          Retirement Benefit.  A Participant's Early Retirement Benefit

          shall commence and thereafter be paid at the same time as such

          Participant's benefits under the Retirement Plan.

               Section 4.4.  Delayed Retirement.  Subject to the provisions of Section 4.7 and Article VI, a Participant who separates from

          Service for a reason other than death after the Plan Year in which such Participant attains the Normal Retirement Age shall become entitled to such Participant's Delayed Retirement Benefit.

          If such Participant is unmarried at the time of such

          Participant's separation from Service, such Participant's Delayed

          Retirement Benefit shall be payable in the form of a Ten-Year

          Certain and Life Annuity in a monthly amount equal to one-twelfth

          (1/12) of the annual amount of such Participant's Delayed

          Retirement Benefit.  If such Participant is married at the time of such Participant's separation from Service, such Participant's

          Delayed Retirement Benefit shall be payable in the form of a

          Joint and Seventy-Five Percent (75%) Annuity in a monthly amount equal to one-twelfth (1/12) of the annual amount of such

          Participant's Delayed Retirement Benefit.  A Participant's

          Delayed Retirement Benefit shall commence and thereafter be paid at the same time as such Participant's benefits under the

          Retirement Plan.

               Section 4.5.  Disability.  In the event a Participant

          becomes Disabled prior to the attainment of the Normal Retirement

          Age, the following provisions shall apply:

                    (a)  Such Participant shall be entitled to receive such

               Participant's Long Term Disability Plan Benefit, if any,

               provided for under the Long Term Disability Plan and the

               special benefit provided for in Section 4.8, if any.

                    (b)  For purposes of determining such Participant's

               benefits under this Plan, such Participant's Creditable

               Service shall include such Participant's period of Dis-

               ability to the extent provided in the Retirement Plan and

               such Participant's Final Average Compensation shall be

               determined as of the date such Participant became Disabled.

                    (c)  In the event such Participant remains Disabled

               until such Participant attains the Normal Retirement Age,

               then subject to the provisions of Section 4.7 and Article VI such Participant shall be entitled to receive such

               Participant's Normal Retirement Benefit determined in accordance with the provisions of Section 4.2 and Section

               4.5(b); provided, however, the amount of such Participant's

               Normal Retirement Benefit otherwise payable as determined in accordance with Section 4.2 and Section 4.5(b) shall be

               reduced by such Participant's Long Term Disability Plan

               Benefit, if any, payable after such Participant attains the

               Normal Retirement Age.

                    (d)  In the event such Participant ceases to be

               Disabled for a reason other than death prior to the

               attainment of the Normal Retirement Age and such Participant does not reenter active Service upon the cessation of such

               Participant's Disability, then such Participant shall be

               deemed to have separated from Service as of the date of the cessation of such Participant's Disability.  If such

               Participant is eligible for Early Retirement on the date

               such Participant is deemed to have separated from Service,

               then subject to the provisions of Section 4.7 and Article VI such Participant shall become entitled to such Participant's

               Early Retirement Benefit determined in accordance with the provisions of Section 4.3 and Section 4.5(b).  If such

               Participant is not eligible for Early Retirement on the date such Participant is deemed to have separated from Service,

               then no benefits shall be payable to such Participant under this Plan except the special benefit, if any, provided for in Section 4.8.

                    (e)  In the event such Participant ceases to be

               Disabled for a reason other than death prior to the attainment of the Normal Retirement Age and such Participant reenters active Service upon the cessation of such

               Participant's Disability, then such Participant's Creditable

               Service shall include such Participant's period of

               Disability to the extent provided in the Retirement Plan and such Participant shall resume active participation in the

               Plan on the date such Participant reenters active Service.

                    (f)  A Participant who is eligible for Early Retirement

               at the time such Participant becomes Disabled or who becomes eligible for Early Retirement while still Disabled in accor-

               dance with the provisions of this Section 4.5 shall be

               entitled to elect at any time prior to attainment of such

               Participant's Normal Retirement Age to receive such Partici-

               pant's Early Retirement Benefit determined in accordance

               with the provisions of Section 4.3 and Section 4.5(b) as of the date of such election; provided, however, the amount of such Participant's Early Retirement Benefit otherwise

               payable as determined in accordance with Section 4.3 and

               Section 4.5(b) shall be reduced by such Participant's Long

               Term Disability Plan Benefit, if any, payable after such

               Participant makes such election.

               Section 4.6.  Death.

               (a)  Death After Commencement of Benefits.  In the event a

          Participant dies following the commencement of such Participant's benefits under the Plan, the benefits, if any, payable after such

          Participant's death shall be determined in accordance with the provisions of such Joint and Seventy-Five Percent (75%) Annuity or Ten-Year Certain and Life Annuity, as applicable, pursuant to which such Participant was receiving or entitled to receive benefits at the time of such Participant's death.

               (b)  Death of a Disabled Participant.  Except as provided in

          Section 4.6(d), in the event (i) a Participant becomes Disabled prior to the attainment of the Normal Retirement Age and prior to being eligible for Early Retirement, (ii) such Participant dies prior to the Normal Retirement Age without recovering from such

          Disability, and (iii) such Participant is survived by an Eligible

          Spouse or one (1) or more Children under age twenty-one (21) at the time of the Participant's death, the Eligible Spouse of such

          Participant, or such Participant's Beneficiary, as applicable,

          shall be entitled to the death benefit provided for in Section

          4.6(c)(1).  Except as provided in Section 4.6(d), in the event

          (i) a Participant becomes Disabled prior to the attainment of the

          Normal Retirement Age, but after being eligible for Early Retire-

          ment, (ii) such Participant does not elect pursuant to Section

          4.5(f) to receive such Participant's Early Retirement Benefit,

          (iii) such Participant dies prior to the Normal Retirement Age without recovering from such Disability, and (iv) such

          Participant is survived by an Eligible Spouse or one (1) or more

          Children under age twenty-one (21) at the time of the

          Participant's death, the Eligible Spouse of such Participant, or such Participant's Beneficiary, if applicable, shall be entitled to the death benefit provided for in Section 4.6(c)(2).

               (c)  Death While in Service.  In the event a Participant

          dies while in Service, the death benefits, if any, payable following such Participant's death, shall be determined in accordance with the provisions of this Section 4.6(c).

                    (1)  Death Prior to Eligibility for Early Retirement.

               Except as provided in Section 4.6(d), in the event a

               Participant dies while in Service [or, to the extent

               provided in Section 4.6(b), while Disabled] and prior to

               such Participant becoming eligible for Early Retirement, the following provisions shall apply:

                         (A) In the event the deceased Participant is survived by an Eligible Spouse, such Eligible Spouse shall become entitled to such Participant's Family Death Benefit in a monthly amount equal to one-twelfth (1/12) of the annual amount of such Family Death Benefit. Such monthly benefit shall commence on the last day of the month following the month in which the Participant dies and continue through the last day of the month in which the Family Death Benefit Termination Date occurs. In the event such Eligible Spouse dies prior to the Family Death Benefit Termination Date, such monthly benefit shall be paid to the estate of such deceased Eligible Spouse through the last day of the month in which the Family Death Benefit Termination Date occurs.

                         (B) In the event the deceased Participant is not survived by an Eligible Spouse but the deceased Participant is survived by one (1) or more Children under age twenty-one (21) at the time of the Participant's death, the Beneficiary of the deceased Participant shall become entitled to such Participant's Family Death Benefit in a monthly amount equal to one-twelfth (1/12) of the annual amount of such Family Death Benefit. Such monthly benefit shall commence on the last day of the month following the month in which the Participant dies and continue through the last day of the month in which the Family Death Benefit Termination Date occurs.

                         (C) In the event the deceased Participant is survived neither by an Eligible Spouse nor by one
                    (1) or more Children under age twenty-one (21) at the time of the Participant's death, no death benefit shall be payable under Section 4.6(c).

               The benefits under this Section 4.6(c)(1) shall be subject to the provisions of Section 4.7(a).

                    (2)  Death After Eligibility for Early Retirement.

               Except as provided in Section 4.6(d), in the event a

               Participant dies while in Service [or, to the extent

               provided in Section 4.6(b), while Disabled] and after

               becoming eligible for Early Retirement, the following

               provisions shall apply:

                         (A) In the event the deceased Participant is survived by an Eligible Spouse, such Eligible Spouse shall have the right to irrevocably elect on or before the last day of the month following the month in which such Participant dies to receive

                              (i)  such Participant's Family Death
                         Benefit in accordance with the provisions of
                         Section 4.6(c)(1)(A), or

                              (ii) a monthly annuity for the life of
                         such Eligible Spouse commencing on the last day of the month following the month in which such Participant dies in an amount equal to the amount which such Eligible Spouse would have been entitled to receive if the deceased Participant had separated from Service and commenced receiving as of the last day of the month in which death occurred the retirement benefit to which such Participant was entitled pursuant to a Joint and Seventy-Five Percent (75%) Annuity and then the Participant had died.

                    The election of the Eligible Spouse pursuant to this Section 4.6(c)(2)(A) shall be made in such manner as shall be prescribed by the Plan Commit-tee. In the event the Eligible Spouse fails to make the election pursuant to this Section 4.6(c)(2)(A) on or before the last day of the month following the month in which the Participant dies, the benefits provided for in Section 4.6(c)(2)(A)(ii) shall apply.

                         (B) In the event the deceased Participant is not survived by an Eligible Spouse, but the de-ceased Participant is survived by one (1) or more

                    Children under age twenty-one (21) at the time of the Participant's death, the Beneficiary of the deceased Participant shall become entitled to such Participant's Family Death Benefit in accordance with the provisions of Section 4.6(c)(1)(B).

                         (C) In the event the deceased Participant is survived neither by an Eligible Spouse nor by one
                    (1) or more Children under age twenty-one (21) at the time of the Participant's death, no death benefits shall be payable under this Section 4.6(c).

               The benefits under this Section 4.6(c)(2) shall be subject to the provisions of Section 4.7(a).

               (d)  Suicide.  Notwithstanding the provisions of Section

          4.6(b) and Section 4.6(c), in the event a Participant dies as a result of suicide within twenty-five (25) calendar months of the calendar month as of which such Participant was designated as a

          Participant under Section 3.2, no death benefits shall be payable pursuant to Section 4.6(c) of the Plan.

               (e)  Article VI Controlling.  The provisions of this Section

          4.6 shall be subject to the provisions of Article VI.

               Section 4.7.  Adjustment in Benefits.

               (a)  Reduction in Benefits Based on Spouse's Age.  In the

          event (i) a married Participant's spouse is more than ten (10)

          years younger than such Participant at the time such Participant becomes entitled to commence receiving such Participant's Normal

          Retirement Benefit provided for in Section 4.2, Early Retirement

          Benefit provided for in Section 4.3 or Delayed Retirement Benefit provided for in Section 4.4, as applicable, or (ii) an Eligible

          Spouse entitled to receive a Family Death Benefit provided for in

          Section 4.6(c) is more than ten (10) years younger than the deceased Participant at the time of such deceased Participant's death, the benefit which such Participant is otherwise entitled to receive (and the survivor annuity of such Participant's spouse), or the benefit to which such Eligible Spouse is

          entitled, as applicable, shall be reduced to an amount determined by multiplying such benefit by the percentage amount determined from the table attached hereto as Exhibit A based on the age difference between such Participant and such Participant's spouse.

               (b)  Recalculation of Benefits.  A Participant's Assumed

          Retirement Benefit, Retirement Plan Death Benefit and Long Term

          Disability Plan Benefit can vary from time to time under the terms of the Retirement Plan, ERISA Supplemental Plan and Long

          Term Disability Plan or because of possible future amendments to such Plans at the election of the Participating Employers or as may be required by applicable law.  As of each date on which any benefit payable to a Participant (or his spouse or Beneficiary)

          under the Retirement Plan, ERISA Supplemental Plan or Long Term

          Disability Plan changes for any reason, there shall be a

          recalculation of the benefits, if any, payable under this Plan

          (based on the assumptions contained herein) to such Participant

          (or his spouse or Beneficiary) using the benefits then payable under the Retirement Plan, ERISA Supplemental Plan and Long Term

          Disability Plan as a result of such changes.  Such increased or decreased benefits payable under this Plan shall become effective at the same time as the change in benefits under the Retirement

          Plan, the ERISA Supplemental Plan and the Long Term Disability

          Plan. Notwithstanding the provisions of this Section 4.7(b), once a Participant's Social Security Benefit is determined for purposes of determining benefits payable under this Plan, such benefits shall not be subject to recalculation after benefits commence under the terms of this Plan due to increases or

          decreases in benefits payable from time to time under the Federal

          Social Security Act.

               Section 4.8.  Special Benefit.  The Participating Employers

          sponsor the Deferred Compensation Plan for the benefit of their key employees.  In the event an Employee of the Participating

          Employers who has been designated as eligible to participate in the Deferred Compensation Plan elects to participate in the

          Deferred Compensation Plan by deferring Compensation pursuant to the terms of the Deferred Compensation Plan, any Compensation which is deferred pursuant to the Deferred Compensation Plan is ineligible to be taken into consideration as "compensation" under the terms of the Thrift Plan for purposes of determining the maximum amount of a Participant's salary reduction contributions under the terms of the Thrift Plan.  Under the terms of the

          Thrift Plan, salary reduction contributions up to six percent

          (6%) of "compensation" as defined in the Thrift Plan are eligible for a fifty percent (50%) "matching contribution" by the

          Participating Employers, that is, a "matching contribution" of three percent (3%) of such Participant's "compensation."  To the extent (i) a Participant in this Plan also participates in the

          Deferred Compensation Plan and the Thrift Plan and (ii) such

          Participant is contributing at least six percent (6%) of

          "compensation" as a salary reduction contribution to the Thrift

          Plan, then any "matching contribution" by the Participating

          Employers which such Participant would have received under the terms of the Thrift Plan (after applying the terms of the Thrift

          Plan related to limitations on salary reduction and matching contributions under Sections 402(g) and 415 of the Internal

          Revenue Code of 1986) had such Participant contributed six percent (6%) of the "Compensation" deferred pursuant to the

          Deferred Compensation Plan to the Thrift Plan shall be credited to a reserve account on the books and records of the

          Participating Employers as of the last day of the calendar year in which such "matching contribution" would have been made by the

          Participating Employers under the Thrift Plan.  The amount credited to such account each year shall bear interest from the first day of such calendar year at the rate of thirteen percent

          (13%) compounded annually.  Upon a Participant's separation from

          Service for any reason or upon a Participant becoming Disabled,

          the amount of such reserve account (including any addition for the year in which separation from Service or Disability occurs)

          shall be paid to such Participant (or in the event of such

          Participant's death, to such Participant's Beneficiary) in such manner as the Plan Committee shall determine in its sole and exclusive discretion over a period of five (5) years following such Participant's separation from Service or such Participant becoming Disabled.  Interest shall accrue with respect to the unpaid balance of such reserve account during such payment period through the last day of the month preceding the month in which the unpaid balance is paid in full.

               Section 4.9.  Beneficiary or Beneficiaries.

               (a)  Designation or Change of Beneficiary by a Participant.

          Each Participant may from time to time designate the person(s) or entity(ies) to whom the death benefits provided for in Section

          4.6(c)(1)(B), Section 4.6(c)(2)(B) and Section 4.8 are to be

          paid.  A Participant may from time to time change such

          Participant's said designation of Beneficiary and upon any such change, any previously designated Beneficiary's right to receive any benefits under the Plan shall terminate.  In order to be effective, any designation or change of designation of a

          Beneficiary must be made on a form furnished by the Plan

          Committee and signed by the Participant and received by the Plan

          Committee while the Participant is alive.  If a Beneficiary of a deceased Participant shall survive the deceased Participant but die prior to the receipt of all benefits payable to said

          Beneficiary under the Plan, then such benefits as would have been payable to said deceased Beneficiary shall be paid to such

          Beneficiary's estate at the same time and in the same manner as such benefits would have been payable to said deceased

          Beneficiary.

               (b)  Beneficiary Designated by the Plan.  In the event that a Participant shall die without having designated a Beneficiary,

          or in the event that a Participant shall die having revoked an earlier Beneficiary Designation without having effectively desig-

          nated another Beneficiary, or in the event that a Participant shall die but the Beneficiary designated by such Participant shall fail to survive such Participant, then and in any such event, the person(s) who shall constitute the Beneficiary of such deceased Participant shall be determined as follows:

                    (i) In the event said deceased Participant is survived by a Child, Children or by issue of a deceased Child or Children, such surviving Children and surviving issue of such deceased Children shall share as Beneficiaries on a per stirpes basis, the issue of a deceased Child of the deceased Participant to take per stirpes the same share their parent would have taken if living.

                    (ii) In the event said deceased Participant is not
               survived by any person described in subparagraph (i), then said deceased Participant's estate shall be such deceased Participant's Beneficiary.

                                      ARTICLE V

                                    PLAN COMMITTEE

               Section 5.1.  Appointment, Term of Office and Vacancy.  The

          Plan Committee shall consist of one or more individuals appointed by the Management Compensation Committee who shall serve at the pleasure of the Management Compensation Committee.  The

          Management Compensation Committee shall have the absolute right to remove any member of the Plan Committee at any time, with or without cause, and any member of the Plan Committee shall have the right to resign at any time.  If a vacancy in the Plan

          Committee should occur, from death, resignation, removal or otherwise, a successor shall be appointed by the Management

          Compensation Committee.

               Section 5.2.  Organization of Plan Committee.  The

          Management Compensation Committee shall designate one of the members of the Plan Committee to serve as its Chairman, one member as its Vice-Chairman and one member as its Secretary.  One person may hold more than one office. The Plan Committee may appoint such agents, who need not be members of the Plan

          Committee, as it may deem necessary for the effective performance of its duties, and may delegate to such agent such powers and duties, whether ministerial or discretionary, as the Plan

          Committee may deem expedient or appropriate.  The Plan Committee shall act by majority vote and may adopt such bylaws, rules and regulations as it deems desirable for the conduct of its affairs.

          The members of the Plan Committee shall serve as such without compensation.

               Section 5.3.  Powers of the Plan Committee.  The Plan

          Committee shall administer the Plan.  The Plan Committee shall have all the powers to enable it to carry out its duties under the Plan properly.  Not in limitation of the foregoing, the Plan

          Committee shall have the power to construe and interpret the Plan and determine all questions that shall arise thereunder.  It shall decide all questions relating to eligibility to receive benefits under the Plan.  The Plan Committee shall have such other and further specified duties, powers, authority and

          discretion as are elsewhere in the Plan either expressly or by necessary implication conferred upon it.  The decision of the

          Plan Committee upon all matters within the scope of its authority shall be final and conclusive on all persons, except to the extent otherwise provided by law.

               Section 5.4.  Expenses of Plan Committee.  The reasonable

          expenses of the Plan Committee incurred by the Plan Committee in the performance of its duties under the Plan, including without limitation, reasonable counsel fees and expenses of other agents,

          shall be paid by the Participating Employers.

                                      ARTICLE VI

                              AMENDMENT AND TERMINATION

               Section 6.1.  Amendment of Plan.  Subject to the provisions of Section 6.4 of the Plan, the Participating Employers expressly reserve the right, at any time and from time to time, to amend in whole or in part any of the terms and provisions of the Plan for whatever reason(s) the Participating Employers may deem

          appropriate.

               Section 6.2.  Termination of Plan.  Subject to the

          provisions of Section 6.4 of the Plan, the Participating

          Employers expressly reserve the right, at any time and for whatever reason they may deem appropriate, to terminate the Plan.

               Section 6.3.  Effective Date and Procedure for Amendment or

          Termination.  Subject to the provisions of Section 6.4 of the

          Plan, any amendment to the Plan or termination of the Plan may be retroactive to the extent not prohibited by applicable law.  Any amendment to the Plan or termination of the Plan shall be made by the Participating Employers by resolution of the Compensation

          Committee and shall not require the approval or consent of any

          Participant or Beneficiary in order to be effective.

               Section 6.4.  Effect of Amendment or Termination on Certain

          Benefits.  No amendment or termination of the Plan may reduce or eliminate the benefits (if any) payable under the Plan (without regard to such amendment or termination) to:

                    (a)  any Participant who commenced receiving

               benefits under the Plan prior to the amendment or

               termination date and is alive on the amendment or

               termination date and the spouse or Beneficiary of such

               Participant; or

                    (b)  any spouse or Beneficiary who commenced

               receiving benefits under the Plan prior to the

               amendment and termination date.

          In addition, with respect to all other Participants in the Plan on such amendment or termination who have not commenced receiving benefits under the Plan prior to the amendment or termination date, any such amendment or termination shall not result in such

          Participant receiving benefits under the Plan upon such

          Participant's separation from Service which are less than the benefits such Participant would have received under the Plan but for such amendment or termination multiplied by a fraction, the numerator of which is such Participant's Creditable Service at the time of such amendment or termination and the denominator of which is the Creditable Service such Participant would have accumulated as a Participant if such Participant had continued as a Participant until such Participant had attained age sixty-two

          (62).  Except as hereinabove expressly provided to the contrary in this Section 6.4, the Plan may be amended or terminated so that no benefits or (if such amendment or termination so

          provides) reduced benefits shall be payable to any Participant,

          spouse or Beneficiary after the effective date of such amendment or termination.

                                     ARTICLE VII

                                    MISCELLANEOUS

               Section 7.1.  Adoption by a Subsidiary Corporation.  A

          Subsidiary Corporation may, with the approval of the Compensation

          Committee and the Board of Directors of such Subsidiary Corpora-

          tion, elect to adopt the Plan as of the date mutually agreeable to the Compensation Committee and the Board of Directors of such

          Subsidiary Corporation.  Any such adoption of the Plan by a

          Subsidiary Corporation shall be evidenced by an appropriate instrument of adoption executed by such Subsidiary Corporation.

               Section 7.2.  Authorization and Delegation to the Compensa-

          tion Committee.  Each Subsidiary Corporation which is or

          hereafter becomes a Participating Employer authorizes and

          empowers the Compensation Committee (i) to amend or terminate the

          Plan without further action by said Subsidiary Corporation as provided in Article VI and (ii) to perform such other acts and do such other things as the Compensation Committee is expressly directed, authorized or permitted to perform or do as provided herein.

               Section 7.3.  Spendthrift Clause.  To the extent permitted by law, no benefits payable under the Plan shall be subject to the claim of any creditor of any Participant or to any legal process by any creditor of any Participant and no Participant entitled to benefits hereunder shall have any right whatsoever to alienate, commute, anticipate or assign any benefits under the

          Plan.

               Section 7.4.  Benefits Payable From General Assets of the

          Participating Employers.  All benefits payable hereunder shall be paid from the general assets of the Participating Employers.  No assets of the Participating Employers shall be segregated or placed in trust pursuant to the Plan in a manner which would put such asset beyond the reach of the general creditors of any of the Participating Employers, and the rights of any Participant

          (or Beneficiary) to receive any benefits hereunder shall be no greater than the right of any general, unsecured creditor of the

          Participating Employers.  Nothing contained in the Plan shall create or be construed as creating a trust of any kind or any other fiduciary relationship between the Participating Employers and a Participant.  In the event the Participating Employers purchase any insurance policies insuring the life of any

          Participant hereunder, no Participant shall have any rights whatsoever therein and the Participating Employers shall be the sole owner and beneficiary thereof and shall possess and exercise all incidents of ownership therein.

               Section 7.5.   Allocation of Costs of Benefits Among the

          Participating Employers.  The cost of benefits to be provided a

          Participant (or spouse or Beneficiary, if applicable) pursuant to this Plan shall be paid by the Participating Employer which employs the Participant.  In the case of a Participant employed by more than one Participating Employer the cost of benefits provided pursuant to the Plan shall be allocated among the

          Participating Employers in proportion to the Compensation payable by each such Participating Employer during the period such

          Participant participates in the Plan.

               Section 7.6.  Benefits Limited to the Plan.  Participation

          in the Plan shall not give a Participant any right to be retained in the employ of any one or more of the Participating Employers nor, upon dismissal, any right or interest in the Plan except as expressly provided herein.

                                     ARTICLE VIII

                                   CLAIMS PROCEDURE

               Section 8.1.  Claims Procedure.

               (a)  General.  In the event that a Claimant has a Claim

          under the Plan, such Claim shall be made by the Claimant's filing a notice thereof with the Plan Committee within ninety (90) days after such Claimant first has knowledge of such Claim.  Each

          Claimant who has submitted a Claim to the Plan Committee shall be afforded a reasonable opportunity to state such Claimant's posi-

          tion and to present evidence and other material relevant to the

          Claim to the Plan Committee for its consideration in rendering its decision with respect thereto.  The Plan Committee shall render its decision in writing within sixty (60) days after the

          Claim is referred to it, and a copy of such written decision shall be furnished to the Claimant.

               (b)  Notice of Decision of Committee.  Each Claimant whose

          Claim has been denied by the Plan Committee shall be provided written notice thereof, which notice shall set forth:

                    (i)  the specific reason(s) for the denial;

                    (ii) specific reference to pertinent provision(s)
               of the Plan upon which such denial is based;

                    (iii) a description of any additional material or information necessary for the Claimant to perfect such Claim and an explanation of why such material or information is necessary; and

                    (iv) an explanation of the procedure hereunder for
               review of such Claim;

          all in a manner calculated to be understood by such Claimant.

               (c)  Review of Decision of Plan Committee.  Each such Claim-

          ant shall be afforded a reasonable opportunity for a full and fair review of the decision of the Plan Committee denying the

          Claim.  Such review shall be by the Compensation Committee.  Such appeal shall be made within ninety (90) days after the Claimant received the written decision of the Plan Committee and shall be made by the written request of the Claimant or such Claimant's duly authorized representative of the Compensation Committee.  In the event of appeal, the Claimant or such Claimant's duly

          authorized representative may review pertinent documents and submit issues and comments in writing to the Compensation

          Committee.  The Compensation Committee shall review the

          following:

                    (i) the initial proceedings of the Plan Committee with respect to such Claim;

                    (ii) such issues and comments as were submitted in
               writing by the Claimant or the Claimant's duly author-ized representative; and

                    (iii) such other material and information as the Compensation Committee, in its sole discretion, deems advisable for a full and fair review of the decision of the Plan Committee.

          The Compensation Committee may approve, disapprove or modify the decision of the Plan Committee, in whole or in part, or may take such other action with respect to such appeal as it deems appro-priate. The decision of the Compensation Committee with respect to such appeal shall be made promptly, and in no event later than sixty (60) days after receipt of such appeal, unless special circumstances require an extension of such time within which to render such decision, in which event such decision shall be rendered as soon as possible and in no event later than one hundred twenty (120) days following receipt of such appeal.  The decision of the Compensation Committee shall be in writing and in a manner calculated to be understood by the Claimant and shall include specific reasons for such decision and set forth specific references to the pertinent provisions of the Plan upon which such decision is based.  The Claimant shall be furnished a copy of the written decision of the Compensation Committee.  Such decision shall be final and conclusive upon all persons

          interested therein, except to the extent otherwise provided by applicable law.

               IN WITNESS WHEREOF, NCNB Corporation has caused this instru-

          ment to be executed by its duly authorized officers all as of the

          22nd day of June, 1988.

                                        NCNB CORPORATION

          [CORPORATE SEAL]

          ATTEST:                  By:  /s/ C. J. Cooley
                                        Executive Vice President

            /s/ J. W. Kiser
                Secretary

                              AMENDMENT TO THE
            NATIONSBANK CORPORATION AND DESIGNATED SUBSIDIARIES
                   SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN


     WHEREAS, NationsBank Corporation ("NationsBank") and certain of its subsidiary corporations (collectively with NationsBank, the "Participating Employers") maintain the NationsBank Corporation and Designated
Subsidiaries Supplemental Executive Retirement Plan (the "Plan"); and

     WHEREAS, NationsBank desires to amend the Plan to (i) change the discount rate used in calculating a participant's "commuted payment amount" under the Plan from a fixed rate of ten percent (10%) to a variable rate equal to the rate in effect as of the last day of the calendar year immediately preceding the calendar year of a participant's retirement for valuing liabilities under the NationsBank Pension Plan for financial accounting and reporting purposes and (ii) change the basis for calculating the pre-retirement death benefit payable with respect to a deceased participant so that such pre-retirement death benefit will be approximately equal to the death benefit that would have been payable if the participant had died after retirement from NationsBank; and

     WHEREAS, the Compensation Committee of the Board of Directors of NationsBank has authorized and approved said amendment to the Plan in accordance with the provisions of Article VI of the Plan;

     NOW, THEREFORE, NationsBank does hereby declare that the Plan is hereby amended effective as of the date hereof as follows:

     1. Section I.A.(5) of Exhibit B to the Plan is amended to read as follows:

     "5. Determine the AESSV by discounting the projected AESSV obtained in A.(4) above at the "FAS Rate" (as hereinafter defined) compounded annually from the date the Participant would have attained age 55 to the Determination Date. For purposes of this Exhibit B, the "FAS Rate" means a variable rate equal to the rate in effect as of the last day of the calendar year immediately preceding the calendar year of a Determination Date for valuing liabilities under the Retirement Plan for financial accounting and reporting purposes."

     2. The first sentence of Section III. of Exhibit B to the Plan is amended to read as follows:
     "All AESSVs shall be determined on the basis of the FAS Rate (as defined in I.A.(5) above) compounded annually."

     3. Section 4.6(c)(2)(A)(ii) of the Plan is amended to read as follows:

         "(ii) seventy-five percent (75%) of the deceased Participant's Target Retirement Benefit, reduced in accordance with the provisions of Section 2.1(b)(17)(B) as though the Participant had retired on the date of the Participant's death, minus the sum of (A) the monthly life annuity that is the actuarial equivalent of the benefits payable to such Eligible Spouse from the Retirement Plan and the ERISA Supplemental Plan and (B) seventy-five percent (75%) of the deceased Participant's Social Security Benefit."

     4. The parenthetical in Section 4.10(iii) of the Plan ("plus interest . . . date of payment") is amended to read as follows:

     ". . . (plus interest on such amount at that FAS Rate (as defined in Exhibit B hereto) compounded annually from the date of the Change in Control to the date of payment) . . ."

     5. Except as expressly or by necessary implication amended hereby, the Plan shall continue in full force and effect.

     IN WITNESS WHEREOF, NationsBank has caused this instrument to be executed by its duly authorized officer as of the 28th day of September, 1994.

                              NATIONSBANK CORPORATION



                              By:  /s/ C. J. Cooley
                                 C. J. Cooley
                                 Executive Vice President

                              "NationsBank"


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